________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 24, 2007

          GSR Mortgage Loan Trust 2007-AR2
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K originally filed on June 8, 2007, in connection with the issuance of GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2, by filing Exhibit 99.27, Assignment and Conveyance Agreement (WFHM 2006-W36), as an additional exhibit thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

	99.27	Assignment and Conveyance Agreement (WFHM 2006-W36), dated May 25, 2006 between Bank of America and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Peter C. Aberg
Name: Peter C. Aberg
Title: Vice President

Dated: June 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.27	Assignment and Conveyance Agreement (WFHM 2006-W36), dated May 25, 2006 between Bank of America and Wells Fargo Bank, N.A.